J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Hedged Equity Fund

(the “Fund”)

(Class A, Class C, Class I, Class R5 and Class R6 Shares)

(a series of JPMorgan Trust I)

Supplement dated February 22, 2021

to the Prospectuses dated November 1, 2020, as supplemented

Effective March 1, 2021, the “Investing with J.P. Morgan Funds — Portfolio Holdings Disclosure” section of each Prospectus will be deleted and replaced with the following:

PORTFOLIO HOLDINGS DISCLOSURE

On each business day, the Equity Premium Income Fund will disclose on its website a schedule of the portfolio holdings of the Fund as of the prior business day. To the extent shareholders have questions about the Fund’s schedule of portfolio holdings, or wish to receive hard copies, they may call 1-800-480-4111 at no charge.

No sooner than 30 days for the Diversified Fund and 15 days for the remaining Funds, after the end of each month, each Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, each Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

Each Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, each Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more frequent basis.

Each Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days for the Diversified Fund and 5 calendar days for the remaining Funds, after month’s end.

In addition, except for the Equity Premium Income Fund and Hedged Equity Fund, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance may be posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days for the Diversified Fund and 5 calendar days for the remaining Funds, after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of each Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-HE-PHD-221